UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 21, 2017

Deltic Timber Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-12147 (Commission File Number)	71-0795870 (IRS Employer Identification No.)
210 East Elm Street, El Dorado, Arkansas (Address of Principal Executive Offices)		71730 (Zip Code)
(Registrant’s telephone number, including area code: (870) 881-9400
Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

■	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On October 22, 2017, Deltic Timber Corporation, a Delaware corporation (“Deltic”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Potlatch Corporation, a Delaware corporation (“Potlatch”), and Portland Merger LLC, a Delaware limited liability company and wholly owned subsidiary of Potlatch (“Merger Sub”), pursuant to which Deltic will merge (the “Merger”) with and into Merger Sub, whereupon the separate existence of Deltic will cease and Merger Sub will be the surviving company in the Merger and a wholly owned subsidiary of Potlatch.

At the effective time of the Merger (the “Effective Time”), each outstanding share of Deltic common stock (other than the shares owned by Deltic as treasury stock immediately prior to the Effective Time, which will be canceled) will be converted into the right to receive 1.80 shares (the “Exchange Ratio”) of Potlatch common stock (the “Merger Consideration”), with any fractional shares of Potlatch common stock resulting from such conversion canceled in exchange for a cash payment. At the Effective Time, outstanding Deltic stock options will vest in full and be converted into options to purchase shares of Potlatch common stock on the same terms and conditions (other than vesting) as were applicable under the related stock option award. At the Effective Time, and with limited exceptions, all outstanding Deltic restricted stock awards will vest in full, the restrictions and forfeiture conditions with respect thereto shall lapse and expire and each share of Deltic common stock underlying such Deltic restricted stock awards shall be converted into shares of Potlatch common stock based on the Exchange Ratio. At the Effective Time all outstanding Deltic performance-based restricted stock awards will vest at 200% of target, and each share of Deltic common stock underlying any such performance-based restricted stock awards shall be converted into shares of Potlatch common stock based on the Exchange Ratio. Any fractional shares of Portland Common Stock resulting from the conversion of any Deltic equity awards will be cancelled in exchange for a cash payment.

The Merger Agreement provides that, effective at closing of the Merger, Potlatch will be renamed PotlatchDeltic Corporation (“PotlatchDeltic”). In accordance with the Merger Agreement, at the Effective Time, the board of directors of PotlatchDeltic will consist of 12 members, consisting of the eight current Potlatch directors and four Deltic directors as chosen by Deltic. The classes of the board of directors of PotlatchDeltic will be adjusted so that two Deltic directors will be in the 2018 class, one Deltic director will be in the 2019 class and one Deltic director will be in the 2020 class. PotlatchDeltic will cause the Deltic directors in the 2018 class to be renominated for election at the 2018 annual meeting of stockholders for a three year term and will use reasonable best efforts (including solicitation of proxies) to have such directors reelected.

The headquarters of PotlatchDeltic following the Effective Time will remain in Spokane, Washington, and the Southern Operational Headquarters of PotlatchDeltic will be El Dorado, Arkansas. Michael J. Covey, the Chairman and Chief Executive Officer of Potlatch, will be the Chairman and Chief Executive Officer of PotlatchDeltic. John D. Enlow, the current Chief Executive Officer of Deltic, will become Vice Chairman of PotlatchDeltic.

The obligation of each of Deltic and Potlatch to consummate the Merger is subject to various customary conditions, including, among others, (a) adoption of the Merger Agreement by the holders of a majority of the shares of Deltic common stock entitled to vote thereon and approval of the issuance of Potlatch shares to be issued in the Merger by the holders of a majority of votes cast by holders of Potlatch common stock, (b) expiration or termination of the waiting period (and any extension thereof) applicable to the Merger under the Hart–Scott–Rodino Antitrust Improvements Act of 1976, as amended, (c) effectiveness of the registration statement on Form S-4 for the Potlatch common stock to be issued in the Merger, (d) approval for listing on Nasdaq of the shares of Potlatch common stock to be issued in the Merger and (e) no law, judgement, order or decree having come into effect or having been issued that prevents or makes illegal the consummation of the Merger. The obligation of each of Deltic and Potlatch to consummate the Merger is also subject to certain additional customary conditions, including (i) the accuracy of the representations and warranties of the other party in the Merger Agreement, subject to customary materiality qualifiers, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement, (iii) absence of any fact, circumstance, effect, change, event or development that has a material adverse effect on the other party since the date of the Merger Agreement that has not been cured, (iv) the receipt by the party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and (v) the receipt by Potlatch of an opinion of its counsel to the effect that since December 31, 2006 Potlatch has been organized and operated as a REIT under the Code.

In addition, Deltic’s obligation to consummate the Merger is subject to Potlatch not having made any special distributions or dividends in cash since the date of the Merger Agreement that result in Potlatch indebtedness being rated below its current rating.

Each of Deltic and Potlatch has made customary representations, warranties and covenants in the Merger Agreement. Each of Deltic and Potlatch has agreed, among other things, (a) subject to certain exceptions, to conduct its business in the ordinary course between the date of the Merger Agreement and the Effective Time and not to take certain specified actions during such period, (b) subject to certain exceptions, to (i) convene a meeting of its stockholders to approve the Merger Agreement, in the case of Deltic, and the issuance of the Merger Consideration, in the case of Potlatch, (ii) recommend approval by the relevant stockholders and (iii) use reasonable best efforts to obtain the relevant stockholder approvals, and (c) not to solicit competing takeover proposals or, subject to certain exceptions, enter into discussions concerning, or provide information in connection with, any alternative takeover proposal. Deltic and Potlatch have, with limited exceptions, agreed not to pay any dividends to their stockholders other than regular quarterly dividends of $0.10 per share in the case of Deltic and $0.40 per share in the case of Potlatch, and the parties have agreed to coordinate the record and payment dates of dividends.

The Merger Agreement contains certain termination rights for both Deltic and Potlatch. It further provides that, upon termination of the Merger Agreement under certain circumstances, including a termination by Deltic or Potlatch in order to enter into a definitive agreement with respect to a superior proposal, subject to the terms of the Merger Agreement, a termination fee becomes payable by either Deltic or Potlatch, as applicable. The termination fee payable by Deltic to Potlatch is $33,000,000 and the termination fee payable by Potlatch to Deltic is $66,000,000.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Deltic, Potlatch or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of that agreement and as of specific dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors; and will not survive closing. In reviewing the representations, warranties and covenants contained in the Merger Agreement or any descriptions thereof in this summary, it is important to bear in mind that such representations, warranties and covenants or any descriptions were not intended by the parties to the Merger Agreement to be characterizations of the actual state of facts or condition of Deltic, Potlatch or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone and should instead be read in conjunction with the other information contained in the reports, statements and filings that the parties publicly file with the Securities and Exchange Commission.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Merger Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

ADDITIONAL INFORMATION

This communication is being made in respect of the proposed merger transaction involving Potlatch and Deltic. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. In connection with the proposed merger, Potlatch and Deltic will file relevant materials with the Securities and Exchange Commission (“SEC”), including a Potlatch registration statement on Form S-4 that will include a joint proxy statement of Potlatch and Deltic and also constitutes a prospectus of Potlatch. Potlatch and Deltic also plan to file other documents with the SEC regarding the proposed merger transaction and a definitive joint proxy statement/prospectus will be mailed to stockholders of Potlatch and Deltic. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SECURITY HOLDERS OF POTLATCH AND DELTIC ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The joint proxy statement/prospectus, as well as other filings containing information about Potlatch and Deltic will be available without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, when available, without charge, from Potlatch’s website at http://www.potlatchcorp.com under the Investor Resources tab (in the case of documents filed by Potlatch) and on Deltic’s website at https://www.deltic.com under the Investor Relations tab (in the case of documents filed by Deltic).

Potlatch and Deltic, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Deltic and Potlatch in respect of the proposed merger transaction. Certain information about the directors and executive officers of Potlatch is set forth in its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 17, 2017, its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on April 3, 2017 and its Current Report on Form 8-K, which was filed on May 1, 2017. Certain Information about the directors and executive officers of Deltic is set forth in its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 7, 2017, its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on March 20, 2017, its supplement to the proxy statement for its 2017 annual meeting of the stockholders, which was filed with the SEC on March 30, 2017 and its Current Reports on Form 8-K, which were filed with the SEC on September 1, 2017, May 2, 2017, March 8, 2017 and February 27, 2017. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC when they become available.

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

This communication contains certain forward-looking information about Potlatch and Deltic that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. These forward-looking statements include, without limitation, statements relating to the terms and closing of the proposed transaction between Potlatch and Deltic, the proposed impact of the merger on Potlatch’s financial results, the estimated distribution of Deltic’s accumulated earnings and profits, and the integration of Deltic’s operations. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about Potlatch and Deltic. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond the parties’ control, including the parties’ ability to consummate the transaction or satisfy the conditions to the completion of the transaction, including the receipt of stockholder approvals, the receipt of regulatory approvals required for the transaction on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of Deltic’s operations with those of Potlatch will be materially delayed or will be more costly or difficult than expected; the failure of the proposed merger to close for any other reason; the effect of the announcement of the merger on customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees or customers); dilution caused by Potlatch’s issuance of additional shares of its common stock in connection with the merger; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the diversion of management time on transaction related issues; the estimation of Deltic’s accumulated earnings and profits is preliminary and may change with further due diligence; general competitive, economic, political and market conditions and fluctuations, including changes in interest rates, credit availability, adverse weather, cost and availability of materials used to manufacture products, natural gas pricing and volumes produced; changes in the regulatory environment; the cyclical nature of the industry in which the parties operate; and the other factors described in Potlatch’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and in its most recent Quarterly Reports on Form 10-Q filed with the SEC, or described in Deltic’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and its most recent Quarterly Reports on Form 10-Q filed with the SEC.

Potlatch and Deltic assume no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 21, 2017, the board of directors of Deltic approved an amendment to Deltic’s Amended and Restated Bylaws (the “Bylaw Amendment”) to adopt Delaware as the exclusive forum for adjudication of certain claims and disputes set forth in Section 7 under Article V entitled “Forum for Adjudication of Disputes.” The Bylaw Amendment was effective upon the approval by the board of directors.

The foregoing description of the Bylaw Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Bylaw Amendment filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01.	Other Events.

On October 23, 2017, Deltic and Potlatch issued a joint press release announcing that they had entered into an Agreement and Plan of Merger, dated as of October 22, 2017, by and among Deltic, Potlatch and Merger Sub. A copy of the joint press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of October 22, 2017, among Potlatch Corporation, Portland Merger LLC, and Deltic Timber Corporation. (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Agreement and Plan of Merger have been omitted and Deltic Timber Corporation agrees to furnish supplementally a copy of any such omitted schedule to the SEC upon request.)

3.1	First Amendment to the Amended and Restated Bylaws of Deltic Timber Corporation.

99.1	Joint Press Release, dated October 23, 2017, issued by Deltic Timber Corporation and Potlatch Corporation.

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of October 22, 2017, among Potlatch Corporation, Portland Merger LLC, and Deltic Timber Corporation. (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Agreement and Plan of Merger have been omitted and Deltic Timber Corporation agrees to furnish supplementally a copy of any such omitted schedule to the SEC upon request.)

3.1	First Amendment to the Amended and Restated Bylaws of Deltic Timber Corporation.

99.1	Joint Press Release, dated October 23, 2017, issued by Deltic Timber Corporation and Potlatch Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Deltic Timber Corporation

Date:	October 23, 2017	By:	/s/ Jim F. Andrews, Jr.
			Name:	Jim F. Andrews, Jr.
			Title:	Secretary